Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment ("PEA") No. 46 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on April 21, 2011 (SEC Accession No. 0000950123-11-037838) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Form of Investment Advisory Agreement with SNW Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xx) to PEA No. 42 to the Trust's Registration Statement filed with the SEC on February 8, 2011 (SEC Accession No. 0000950123-11-010283) and incorporated herein by reference.

Form of Investment Advisory Agreement with Equity Investment Corporation was previously filed with the SEC as exhibit 28(d)(xix) to PEA No. 42 to the Trust's Registration Statement filed with the SEC on February 8, 2011 (SEC Accession No. 0000950123-11-010283) and incorporated herein by reference.

Investment Advisory Agreement with Cutwater Investor Services
Corp. was previously filed with the SEC as exhibit
28(d)(xviii) to PEA No. 42 to the Trust's Registration
Statement filed with the SEC on February 8, 2011 (SEC
Accession No. 0000950123-11-010283) and incorporated herein by reference.

Investment Advisory Agreement with TW Asset Management LLC was previously filed with the SEC as exhibit 28(d)(xvi) to PEA No. 42 to the Trust's Registration Statement filed with the SEC on February 8, 2011 (SEC Accession No. 0000950123-11-010283) and
incorporated herein by reference.

Investment Advisory Agreement with Wentworth, Hauser and Violich, Inc. was previously filed with the SEC as exhibit 28(d)(v) to PEA No. 42 to the Trust's Registration Statement filed with the SEC on February 8, 2011 (SEC Accession No. 0000950123-11-010283) and incorporated herein by reference.

Investment Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xv) to PEA No. 38 to the Trust's Registration Statement filed with the SEC on November 3, 2010 (SEC Accession No. 0000950123-10-100216) and incorporated herein by reference.